United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 29, 2021

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange

EXPLANATORY NOTE

Realty Income Corporation is filing this Current Report on Form 8-K to provide its updated unaudited pro forma condensed combined financial statements relating to the proposed merger with VEREIT, Inc. and to provide certain information regarding stockholder litigation related to the proposed merger, in each case, as described herein.

Item 8.01.	Other Events.

Updated Pro Forma Financial Statements

As previously disclosed, on April 29, 2021, Realty Income Corporation (the “Company” or “Realty Income”) entered into an Agreement and Plan of Merger and, on June 25, 2021, Realty Income entered into Amendment No. 1 thereto (as amended, the “Merger Agreement”), each with VEREIT, Inc., a Maryland corporation (“VEREIT”), VEREIT Operating Partnership, L.P., a Delaware limited partnership (“VEREIT OP”), Rams MD Subsidiary I, Inc., a Maryland corporation and wholly owned subsidiary of Realty Income (“Merger Sub 1”), and Rams Acquisition Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Realty Income (“Merger Sub 2”). The Merger Agreement provides for, subject to the terms and conditions thereof, the combination of the Company and VEREIT through (i) a merger of Merger Sub 2 with and into VEREIT OP, with VEREIT OP continuing as the surviving entity (the “Partnership Merger”) and (ii) immediately thereafter, a merger of VEREIT with and into Merger Sub 1, with Merger Sub 1 continuing as the surviving corporation (the “Merger” and together with the Partnership Merger, the “Mergers”).

On June 4, 2021, the Company filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “June 4 8-K”), which, among other things, included, as Exhibit 99.3 thereto, the Company’s unaudited pro forma condensed combined financial statements as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020 relating to the proposed Mergers (the “Original Pro Forma Financial Statements”).

The Company is filing this Current Report on Form 8-K to provide the Company’s updated unaudited pro forma condensed combined financial statements as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020 relating to the proposed Mergers (the “Revised Pro Forma Financial Statements”), which are attached hereto as Exhibit 99.1 and incorporated herein by reference. The Revised Pro Forma Financial Statements attached as Exhibit 99.1 hereto supersede and replace, in their entirety, the Original Pro Forma Financial Statements previously filed as Exhibit 99.3 to the June 4 8-K.

The Revised Pro Forma Financial Statements have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the combined company would have been had the Mergers been consummated on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the combined company as of or for any future date or period. For further information, see Exhibit 99.1.

Merger-Related Litigation

As of June 29, 2021, purported stockholders of VEREIT had filed six lawsuits challenging disclosures related to the Merger (Stein v. VEREIT, Inc., et. al., Case No. 1:21-cv-01409 (D. Ct. Md., June 7, 2021) (the “Stein Complaint”); Bowles v. VEREIT, Inc., et. al., Case No. 1:21-cv-00845 (D. Ct. Del., June 10, 2021) (the “Bowles Complaint”); Leach v. VEREIT, Inc., et. al., Case No. 1:21-cv-05270 (D. Ct. S.D.N.Y., June 14, 2021) (the “Leach Complaint”); Jenkins v. VEREIT, Inc., et. al., Case No. 1:21-cv-05286 (D. Ct. S.D.N.Y., June 15, 2021) (the “Jenkins Complaint”); Tacka v. VEREIT, Inc., et. al., Case No. 1:21-cv-05357 (D. Ct. S.D.N.Y., June 17, 2021) (the “Tacka Complaint”); and Congregation Zichron Moishe v. VEREIT, Inc., et. al., Case No. 1:21-cv-01729 (D. Ct. Colo., June 24, 2021) (the “Congregation Zichron Moishe Complaint”); and purported stockholders of Realty Income filed one lawsuit challenging the disclosures related to the Merger (Boyko v. Realty Income Corp., et. al., Case No. 1:21-cv-01653 (D. Ct. Colo., June 16, 2021) (the “Boyko Complaint,” and collectively, the “Complaints”).

The Stein, Leach and Tacka Complaints name VEREIT and the members of the VEREIT board of directors as defendants. The Congregation Zichron Moishe Complaint names VEREIT, VEREIT OP, and the members of the VEREIT board of directors as defendants. The Bowles Complaint names VEREIT, the members of the VEREIT board of directors, VEREIT OP, Realty Income, Merger Sub 1 and Merger Sub 2 as defendants. The Jenkins Complaint names VEREIT, the members of the VEREIT board of directors, Realty Income, Merger Sub 1 and Merger Sub 2 as defendants. The Boyko Complaint names Realty Income and the members of the Realty Income board of directors as defendants.

The Complaints each allege generally that the entities and individual defendants named in such Complaint violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder and that the individual defendants violated Section 20(a) of the Exchange Act by preparing and disseminating a registration statement that misstates or omits certain allegedly material information. Furthermore, the Jenkins Complaint also alleges that: (1) members of the VEREIT board of directors breached their fiduciary duties by entering into the transactions contemplated by the Merger Agreement through a flawed and unfair process and by failing to disclose all material information to VEREIT’s stockholders; and (2) VEREIT, Realty Income, Merger Sub 1 and Merger Sub 2 each aided and abetted such breach of fiduciary duty by the VEREIT board of directors.

Each Complaint seeks, among other things, injunctive relief enjoining the consummation of the Merger, if the Merger is consummated, rescission or rescissory damages and an award of the plaintiff’s costs, including attorneys’ and experts’ fees. The defendants believe that all of the claims asserted in the Complaints are without merit and intend to defend against them vigorously. However, litigation is inherently uncertain and there can be no assurance regarding the likelihood that the defendants’ defense of the actions will be successful. Additional lawsuits arising out of the Mergers may also be filed in the future.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Realty Income and VEREIT operate and beliefs of and assumptions made by Realty Income management and VEREIT management, involve uncertainties that could significantly affect the financial condition or operating results of Realty Income, VEREIT, the combined company that will be formed by the Mergers, if consummated, or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Realty Income and VEREIT, including future financial condition and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to clients, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed Mergers and the timing of the closing of the proposed Mergers; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees with those of VEREIT; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the ability to consummate the proposed spin-off of a planned company that is to hold the office property assets of the Company and VEREIT (“SpinCo”) and the terms thereof, and the timing of the closing of the proposed spin-off; risks associated with the ability to consummate any sales of office property assets of the Company and VEREIT and the impact of such sales on SpinCo or the combined company; failure to obtain debt financing to capitalize SpinCo; risks associated with the geographic concentration of the Company, VEREIT or SpinCo; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with clients, employees, customers and competitors; unfavorable outcomes of any legal proceedings (including those described above) that have been or may be instituted against Realty Income, VEREIT or any company spun-off by the combined company; costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for the Company's or VEREIT’s common stock or preferred stock; impairment charges; unanticipated changes in the Company's or VEREIT’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the U.S. Securities and Exchange Commission (“SEC”) by Realty Income. Moreover, other risks and uncertainties of which Realty Income or VEREIT are not currently aware may also affect these forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Mergers, Realty Income and VEREIT have filed with the SEC a registration statement on Form S-4, as amended, containing a joint proxy statement/prospectus and other documents regarding the proposed Mergers. Neither such registration statement, nor such joint proxy statement/prospectus nor any such other documents are a part of or incorporated by reference in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as and for the three month period ended March 31, 2021 and for the year ended December 31, 2020, giving effect to the Mergers, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(b) by reference.

(d)           Exhibits.

Exhibit No	Description
99.1	Unaudited pro forma condensed combined financial statements of the Company as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	June 29, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary

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